Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Fixed Income Opportunities Fund

Rick Smith has been added as a portfolio manager of the fund and, together with Thomas J. Sweeney, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS Fixed Income Opportunities Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Rick Smith is provided as of March 31, 2019, and the information for Thomas J. Sweeney is provided as of the fund’s most recent fiscal year end.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Thomas J. Sweeney	$50,001 - $100,000	$100,001 - $500,000
Rick Smith	$0	$100,001 - $500,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas J. Sweeney	1	$876,421,554	0	$0
Rick Smith	2	$3,738,748,778	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas J. Sweeney	0	$0	0	$0
Rick Smith	0	$0	0	$0

May 21, 2019
SAISTKR-24

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas J. Sweeney	30	$3,032,018,106	0	$0
Rick Smith	10	$6,358,848,708	2	$1,403,025,907

Please Retain This Supplement for Future Reference

May 21, 2019
SAISTKR-24